INCOME TAXES	6 Months Ended
Sep. 30, 2025
INCOME TAXES [Abstract]
INCOME TAXES
6.	INCOME TAXES
The income tax provision consisted of the following components:

	For the six months ended September 30,
	2025	2024
Current income tax expense	$—	$—
Deferred income tax benefit	—	77,138
Total income tax benefit	$—	$77,138

For the six months ended September 30, 2024, as a result of the Company’s inability to establish a reliable estimate for the annual effective tax rate, the Company calculated income tax expense using the actual effective tax rate year to date, as opposed to the estimated annual effective tax rate. A reconciliation between the Group’s effective income tax rate and the provision under Hong Kong statutory tax rate is as follows:

	For the six months ended September 30,
	2025	2024
Loss before income tax benefit	$8,366,642	$1,225,393
Tax at applicable income tax rate (16.5%)	1,380,496	202,190
Tax effect of different tax rates in other jurisdictions	(376,714)	(120,430)
Tax effect on non-taxable income	315	26
Tax effect on non-deductible expenses	(142,672)	(4,648)
Tax effect on tax losses not recognized	(976)	—
Tax effect on change in valuation allowance	(860,449)	—
Income tax benefit	$—	$77,138

As of September 30, 2025 and March 31, 2025, the significant components of the deferred tax assets were summarized below:

	As of
	September 30, 2025	March 31, 2025
Net operating loss carried forward	$1,239,510	$614,768
Temporary difference from share-based compensation expenses	1,233,828	848,574
Unrealized loss from the equity method investment	122,819	—
Others	2,635	19,236
Subtotal	2,598,792	1,482,578
Less: valuation allowance	(2,598,792)	(1,482,578)
Total deferred tax assets	$—	$—

The realization of deferred tax assets is dependent upon the generation of sufficient taxable income of the appropriate character in future periods. The Group regularly assesses the ability to realize its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Group weighs all available positive and negative evidence, including its earnings history and results of recent operations, projected future taxable income, and tax planning strategies.
As of September 30, 2025 and March 31, 2025, the Group had accumulated net operating loss carryforwards of $7.5 million and $3.7 million, respectively. For entities incorporated in Hong Kong, net loss can be carried forward indefinitely. As of September 30, 2025, the Company continues to maintain a full valuation allowance against the deferred tax assets due to significant negative evidence, the Company’s assessment that it is not more likely than not that the deferred tax assets will be realized.